Exhibit 3.2

TWENTY-THIRD AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending and restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership Act, states the following:

(1)
The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)
The date the limited partnership was filed in Missouri is June 5, 1987.

(3)
The name and address of the limited partnership's Missouri registered agent is:

C T Corporation System

5661 Telegraph Road

Suite 4B

Saint Louis, MO 63129

(4)
The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto. This list includes the general partner admissions and withdrawals attached hereto on Exhibit B effective as of the dates listed therein. The number of general partners is 570.

(5)
The latest date upon which the limited partnership is to be dissolved is December 31, 2199.

In affirmation thereof, the facts stated above are true.

Dated: January 20, 2026

THE JONES FINANCIAL COMPANIES, L.L.L.P.

General Partner:

By ________/s/ Penny Pennington __________________

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Partner Name	Address	City, State & Zip
Abarquez, James	12555 Manchester Road	St. Louis, MO 63131
Abbott Living Trust	12555 Manchester Road	St. Louis, MO 63131
Abeln, Kyle Thomas	12555 Manchester Road	St. Louis, MO 63131
ACA Management Trust	12555 Manchester Road	St. Louis, MO 63131
Adam P and Kristin L Renbarger Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
AGL Family Trust	12555 Manchester Road	St. Louis, MO 63131
Alan J Herzog Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Alayo, Jose	12555 Manchester Road	St. Louis, MO 63131
Alevizos, Man Dee L	12555 Manchester Road	St. Louis, MO 63131
Alyssa R. Harper Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Amann, David McFarland	12555 Manchester Road	St. Louis, MO 63131
Ameer, George Andrew	12555 Manchester Road	St. Louis, MO 63131
Anderson, Derrick Carl	12555 Manchester Road	St. Louis, MO 63131
Andrew & Rebecca Anderson Trust	12555 Manchester Road	St. Louis, MO 63131
Andrew C Bannister and Linda D Bannister Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Andrew T. Miedler & Kristen M. Miedler Qualified Spousal Trust Dated June 3, 2020	12555 Manchester Road	St. Louis, MO 63131
Anselmo, Robert	12555 Manchester Road	St. Louis, MO 63131
Armentrout, Matthew James	12555 Manchester Road	St. Louis, MO 63131
Armstrong, Brenda Sue	12555 Manchester Road	St. Louis, MO 63131
Armstrong, Robyn Kathryn	12555 Manchester Road	St. Louis, MO 63131
Arnold, Kimberly	12555 Manchester Road	St. Louis, MO 63131
Asa T Jewett & Andrea P Jewett Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Asiala, Sean Peter	12555 Manchester Road	St. Louis, MO 63131
Asseff, Benjamin Chase	12555 Manchester Road	St. Louis, MO 63131
Astel, Jayson Michael	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Austin, Luke Tyler	12555 Manchester Road	St. Louis, MO 63131
Baer, Michael J.	12555 Manchester Road	St. Louis, MO 63131
Banister, Jeffrey Harlan	12555 Manchester Road	St. Louis, MO 63131
Bare, Brian Matthew	12555 Manchester Road	St. Louis, MO 63131
Bast, James Alexander	12555 Manchester Road	St. Louis, MO 63131
Beattie, Leanne Marlene	12555 Manchester Road	St. Louis, MO 63131
Beaudoin, Guy Andre	12555 Manchester Road	St. Louis, MO 63131
Beckstead, John Marshall	12555 Manchester Road	St. Louis, MO 63131
Becnel, Brandon Gerard	12555 Manchester Road	St. Louis, MO 63131
Becnel, Ron James	12555 Manchester Road	St. Louis, MO 63131
Benjamin R. Maxwell and Stephanie L. Maxwell Joint Family Trust	12555 Manchester Road	St. Louis, MO 63131
Benjamin, Travis	12555 Manchester Road	St. Louis, MO 63131
Bennett, Jason Joel	12555 Manchester Road	St. Louis, MO 63131
Benson Family Trust	12555 Manchester Road	St. Louis, MO 63131
Bernadt, Jeffrey John	12555 Manchester Road	St. Louis, MO 63131
Bethanie L. Keim Living Trust	12555 Manchester Road	St. Louis, MO 63131
Bibeau, Christopher Roland	12555 Manchester Road	St. Louis, MO 63131
Black, Meghan Mary	12555 Manchester Road	St. Louis, MO 63131
Blesener, Lucas Charles	12555 Manchester Road	St. Louis, MO 63131
Blocker III, Ananias	12555 Manchester Road	St. Louis, MO 63131
Bogard, Brian Ray	12555 Manchester Road	St. Louis, MO 63131
Bohn, Michelle Marie	12555 Manchester Road	St. Louis, MO 63131
Bolton Family Trust	12555 Manchester Road	St. Louis, MO 63131
Bosch, Daniel Joseph	12555 Manchester Road	St. Louis, MO 63131
Boudreau, Nicholas Vincent	12555 Manchester Road	St. Louis, MO 63131
Box Living Trust	12555 Manchester Road	St. Louis, MO 63131
Brace, Collin	12555 Manchester Road	St. Louis, MO 63131
Brenker, Sarah	12555 Manchester Road	St. Louis, MO 63131
Brian D Buckley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Brian E Sachs and Heather A Sachs Trust	12555 Manchester Road	St. Louis, MO 63131
Brian S Melchiori & Emily J Melchiori Living Trust	12555 Manchester Road	St. Louis, MO 63131
Brown, Traci	12555 Manchester Road	St. Louis, MO 63131
Bruce, Tammy	12555 Manchester Road	St. Louis, MO 63131
Brudi, Eric C	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Bryan and Amy Anderson Family Trust	12555 Manchester Road	St. Louis, MO 63131
Buckland, Matthew Dale	12555 Manchester Road	St. Louis, MO 63131
Bugala, Julie Ann	12555 Manchester Road	St. Louis, MO 63131
Burgess, Melanie Reid	12555 Manchester Road	St. Louis, MO 63131
Burgoon, Theodore Eric	12555 Manchester Road	St. Louis, MO 63131
Burrus Jr, Robert Donnell	12555 Manchester Road	St. Louis, MO 63131
Burtell, Carina Emilie	12555 Manchester Road	St. Louis, MO 63131
Byrd, Berra	12555 Manchester Road	St. Louis, MO 63131
Cain, Amanda	12555 Manchester Road	St. Louis, MO 63131
Camp, Jennifer Eagen	12555 Manchester Road	St. Louis, MO 63131
Carlin Family Trust	12555 Manchester Road	St. Louis, MO 63131
Carnie Family Trust	12555 Manchester Road	St. Louis, MO 63131
Carr Joint Trust	12555 Manchester Road	St. Louis, MO 63131
Carr, Maurice Howard	12555 Manchester Road	St. Louis, MO 63131
Carroll, James Charles	12555 Manchester Road	St. Louis, MO 63131
Case, Russell Thomas	12555 Manchester Road	St. Louis, MO 63131
Casey J. Whalley Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Castagna, Dario	12555 Manchester Road	St. Louis, MO 63131
Chandler, Chris Wayne	12555 Manchester Road	St. Louis, MO 63131
Chervenak, Adam Franklin	12555 Manchester Road	St. Louis, MO 63131
Choate, Christopher Wayne	12555 Manchester Road	St. Louis, MO 63131
Christnovich, Adam	12555 Manchester Road	St. Louis, MO 63131
Chubak, David	12555 Manchester Road	St. Louis, MO 63131
Clapp, Laura Marsh	12555 Manchester Road	St. Louis, MO 63131
Clarkin, Ninoska Patricia	12555 Manchester Road	St. Louis, MO 63131
Clifton, Jill Elise	12555 Manchester Road	St. Louis, MO 63131
Clunie, David George	12555 Manchester Road	St. Louis, MO 63131
Cody B. Vardeman Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Colao, Jared Thomas	12555 Manchester Road	St. Louis, MO 63131
Cole, Aaron Wilson	12555 Manchester Road	St. Louis, MO 63131
Collins Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Coney, David Bridges	12555 Manchester Road	St. Louis, MO 63131
Conlon, Traci L	12555 Manchester Road	St. Louis, MO 63131
Cooley, Dana Rae	12555 Manchester Road	St. Louis, MO 63131
Cooper, Kevin Lee	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Corrigan, Gregory	12555 Manchester Road	St. Louis, MO 63131
Corry, David Edward	12555 Manchester Road	St. Louis, MO 63131
Cox III, Charles Earl	12555 Manchester Road	St. Louis, MO 63131
Crisp, Kelly	12555 Manchester Road	St. Louis, MO 63131
Crockett, Adrian Scott	12555 Manchester Road	St. Louis, MO 63131
Cronley, Thomas Joseph	12555 Manchester Road	St. Louis, MO 63131
Crowe III, James Edward	12555 Manchester Road	St. Louis, MO 63131
Curran, Paul Joseph	12555 Manchester Road	St. Louis, MO 63131
Cusi, Marissa	12555 Manchester Road	St. Louis, MO 63131
da Mata, Liz	12555 Manchester Road	St. Louis, MO 63131
Damiano, Gabriella Teresa	12555 Manchester Road	St. Louis, MO 63131
Daswani, Pooja	12555 Manchester Road	St. Louis, MO 63131
Davenport, Michael Todd	12555 Manchester Road	St. Louis, MO 63131
David Lance Chapman and Michelle Chapman Family Trust	12555 Manchester Road	St. Louis, MO 63131
David R. Gibson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Davies Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Davis, Brent Robert	12555 Manchester Road	St. Louis, MO 63131
De La Ossa, Andres	12555 Manchester Road	St. Louis, MO 63131
Dempsey, Crystal Coltrain	12555 Manchester Road	St. Louis, MO 63131
Derby, Jonathan	12555 Manchester Road	St. Louis, MO 63131
Derrick, Jonathan	12555 Manchester Road	St. Louis, MO 63131
DiEduardo, Kyle Sager	12555 Manchester Road	St. Louis, MO 63131
Dike, Scott	12555 Manchester Road	St. Louis, MO 63131
Dimiceli II, Paul John	12555 Manchester Road	St. Louis, MO 63131
Dixon, Christopher Brian	12555 Manchester Road	St. Louis, MO 63131
Donald Joseph Bergan, Jr Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Driggers, Trent Mac	12555 Manchester Road	St. Louis, MO 63131
Ducharme, Robyn Elaine	12555 Manchester Road	St. Louis, MO 63131
Dulany, Christopher Lee	12555 Manchester Road	St. Louis, MO 63131
Dutton, Jonathan Donald	12555 Manchester Road	St. Louis, MO 63131
Dwyer, Kevin Michael	12555 Manchester Road	St. Louis, MO 63131
Eddy, Joe David	12555 Manchester Road	St. Louis, MO 63131
Edgar, Matthew Eric	12555 Manchester Road	St. Louis, MO 63131
Edward and Rachelle Holt Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Edward L DeVault II Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Edwards, Gregory	12555 Manchester Road	St. Louis, MO 63131
Egan Jr, Thomas Michael	12555 Manchester Road	St. Louis, MO 63131
Eisemann, Jessica Ann	12555 Manchester Road	St. Louis, MO 63131
Elchert, Ashley Carlisle	12555 Manchester Road	St. Louis, MO 63131
Elgan, Jeffrey	12555 Manchester Road	St. Louis, MO 63131
Elizabeth O'Hanlon Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Elkins, Rachel Ann	12555 Manchester Road	St. Louis, MO 63131
Emaus, Shane	12555 Manchester Road	St. Louis, MO 63131
Emerson, Luke	12555 Manchester Road	St. Louis, MO 63131
Engeling, Jennifer Lynnae	12555 Manchester Road	St. Louis, MO 63131
Engert Jr, Robert Scott	12555 Manchester Road	St. Louis, MO 63131
Erekson, Gregory Rock	12555 Manchester Road	St. Louis, MO 63131
Eric J. Feller Living Trust	12555 Manchester Road	St. Louis, MO 63131
Eroh, Amy	12555 Manchester Road	St. Louis, MO 63131
Etchison, Holly Michelle	12555 Manchester Road	St. Louis, MO 63131
Evan and Carrie Llewellyn Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Fahrenbruch, Nanette Marie	12555 Manchester Road	St. Louis, MO 63131
Falcon, Josue Roche	12555 Manchester Road	St. Louis, MO 63131
Farber, Kelly Paul	12555 Manchester Road	St. Louis, MO 63131
Favazza Trust Agreement, Dated March 26, 2015	12555 Manchester Road	St. Louis, MO 63131
Fehr, Craig Vernon	12555 Manchester Road	St. Louis, MO 63131
Fell, Lori Anne	12555 Manchester Road	St. Louis, MO 63131
Fessler, Michael	12555 Manchester Road	St. Louis, MO 63131
Fiebelkorn, James	12555 Manchester Road	St. Louis, MO 63131
Field, David Paine	12555 Manchester Road	St. Louis, MO 63131
Figueira, Nicholas	12555 Manchester Road	St. Louis, MO 63131
Finchum, Taylor Kara	12555 Manchester Road	St. Louis, MO 63131
Foley, Patrick Michael	12555 Manchester Road	St. Louis, MO 63131
Forreider Self-Trusted Living Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Fox, Neal Joseph	12555 Manchester Road	St. Louis, MO 63131
Frazier, Michelle	12555 Manchester Road	St. Louis, MO 63131
Freeman, Terrence	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Friesen, David	12555 Manchester Road	St. Louis, MO 63131
Fross Living Trust	12555 Manchester Road	St. Louis, MO 63131
Fuller, Jason Paul	12555 Manchester Road	St. Louis, MO 63131
Gardner, Erica Lyn	12555 Manchester Road	St. Louis, MO 63131
Gasper, Eric Stephen	12555 Manchester Road	St. Louis, MO 63131
Gates, Katie Ann	12555 Manchester Road	St. Louis, MO 63131
Geddings Jr, James Jackson	12555 Manchester Road	St. Louis, MO 63131
George, Nathaniel David	12555 Manchester Road	St. Louis, MO 63131
George, Staci Lowe	12555 Manchester Road	St. Louis, MO 63131
Gernetzke, Mary Deanne	12555 Manchester Road	St. Louis, MO 63131
Gibson, Grant David	12555 Manchester Road	St. Louis, MO 63131
Gilbert, James Thomas	12555 Manchester Road	St. Louis, MO 63131
Giljum, Scott Andrew	12555 Manchester Road	St. Louis, MO 63131
Good, Jason Wayne	12555 Manchester Road	St. Louis, MO 63131
Gor Antashyan & Araxi Ognaian Living Trust	12555 Manchester Road	St. Louis, MO 63131
Grego, Jennifer	12555 Manchester Road	St. Louis, MO 63131
Gregory Joint Trust	12555 Manchester Road	St. Louis, MO 63131
Gregory Vanderburgh and Diane Bohaker Vanderburgh Trust	12555 Manchester Road	St. Louis, MO 63131
Grooms, Demetrius Tyrone	12555 Manchester Road	St. Louis, MO 63131
Gross Family Trust	12555 Manchester Road	St. Louis, MO 63131
Grutkoski, Tia Renee	12555 Manchester Road	St. Louis, MO 63131
Gumbs, Keir Devon	12555 Manchester Road	St. Louis, MO 63131
Gumper, Tony Joseph	12555 Manchester Road	St. Louis, MO 63131
Gunn, David Alexander	12555 Manchester Road	St. Louis, MO 63131
Hage, Ross Thomas	12555 Manchester Road	St. Louis, MO 63131
Hale, Brittany Lynn	12555 Manchester Road	St. Louis, MO 63131
Haluska, Shellie Larie	12555 Manchester Road	St. Louis, MO 63131
Hamaker, Elizabeth Lenie	12555 Manchester Road	St. Louis, MO 63131
Haney Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Hang, Kenneth	12555 Manchester Road	St. Louis, MO 63131
Harasty Family Trust	12555 Manchester Road	St. Louis, MO 63131
Harris, Arica January	12555 Manchester Road	St. Louis, MO 63131
Harris, Brad	12555 Manchester Road	St. Louis, MO 63131
Harris Jr, Steven Duane	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Harshberger, Melanie Laine	12555 Manchester Road	St. Louis, MO 63131
Hart, Paul	12555 Manchester Road	St. Louis, MO 63131
Hartog, Anna	12555 Manchester Road	St. Louis, MO 63131
Hasslinger, Kevin Philip	12555 Manchester Road	St. Louis, MO 63131
Hatfield, Kyle	12555 Manchester Road	St. Louis, MO 63131
Hawley Jr, David Michael	12555 Manchester Road	St. Louis, MO 63131
Hay, Bill	12555 Manchester Road	St. Louis, MO 63131
Heath F. Bowling Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Hecox, Jared Scott	12555 Manchester Road	St. Louis, MO 63131
Heimbach, Kimberly Iren	12555 Manchester Road	St. Louis, MO 63131
Heinbockel, Thomas James	12555 Manchester Road	St. Louis, MO 63131
Henderson, Bryn Michael	12555 Manchester Road	St. Louis, MO 63131
Henderson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Henry, Christopher Travis	12555 Manchester Road	St. Louis, MO 63131
Hiskey Family Trust	12555 Manchester Road	St. Louis, MO 63131
Holdford, Michael William	12555 Manchester Road	St. Louis, MO 63131
Holmes, Torsten	12555 Manchester Road	St. Louis, MO 63131
Hoppe, Mark	12555 Manchester Road	St. Louis, MO 63131
Hopper, Jessica Baez	12555 Manchester Road	St. Louis, MO 63131
Hovgaard/Hanson Joint Trust	12555 Manchester Road	St. Louis, MO 63131
Howard, Scott Andrew	12555 Manchester Road	St. Louis, MO 63131
Hrevus Living Trust	12555 Manchester Road	St. Louis, MO 63131
Huenergardt, Joshua Velten	12555 Manchester Road	St. Louis, MO 63131
Hughes Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Humphries, Brian Matthew	12555 Manchester Road	St. Louis, MO 63131
Hunt, Jennifer	12555 Manchester Road	St. Louis, MO 63131
Huntley, Jason Hurst	12555 Manchester Road	St. Louis, MO 63131
Hutchison, Stephanie Ann	12555 Manchester Road	St. Louis, MO 63131
Jacobson, Brock Matthew	12555 Manchester Road	St. Louis, MO 63131
Jacobson, Keanan	12555 Manchester Road	St. Louis, MO 63131
Jacqueline K Deschler Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jake Drobnick Revocable Living Trust UDT Dated February 22, 2021	12555 Manchester Road	St. Louis, MO 63131
James M. and Teri A. Watts Family Trust	12555 Manchester Road	St. Louis, MO 63131
Jarid K Brockman Trust	12555 Manchester Road	St. Louis, MO 63131
Jason and Kelly Rae Haskell Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Dated 1/23/23
Jason Hubersberger Living Trust dated December 26, 2024	12555 Manchester Road	St. Louis, MO 63131
Jay and J'nai Wallace Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey R. Bell and Amy H. Bell Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Duncan Hartsock Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jesse T Abercrombie Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jew, Daniel Timothy	12555 Manchester Road	St. Louis, MO 63131
JJ Dooley Family Trust	12555 Manchester Road	St. Louis, MO 63131
Joel & Caroline Dunham Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Joel and Jennifer Mille Family Trust	12555 Manchester Road	St. Louis, MO 63131
John & Maureen Fieberg Living Trust	12555 Manchester Road	St. Louis, MO 63131
John F Rahal Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
John K Newland & Jill M Newland Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
John M. Fox and Melissa D. Fox Joint Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Johnson, David James	12555 Manchester Road	St. Louis, MO 63131
Johnson, Justin Murray	12555 Manchester Road	St. Louis, MO 63131
Jon C. & Lorie B. Albright Joint Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jory L. Taylor & Christina M. Taylor Qualified Spousal Trust	12555 Manchester Road	St. Louis, MO 63131
Joseph, Jolly	12555 Manchester Road	St. Louis, MO 63131
Joseph and Laurea Crockett Family Trust	12555 Manchester Road	St. Louis, MO 63131
Joseph L Klocke Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Joseph Wesley Rivers Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Justin and Sheena Oberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kalafatich, Clifton Michael	12555 Manchester Road	St. Louis, MO 63131
Kane, Catherine Anne	12555 Manchester Road	St. Louis, MO 63131
Kane, Chase Kartchner	12555 Manchester Road	St. Louis, MO 63131
Kaplan, Stuart	12555 Manchester Road	St. Louis, MO 63131
Kehrer, Crystal Patrice	12555 Manchester Road	St. Louis, MO 63131
Keister, Sarah Christine Gibson	12555 Manchester Road	St. Louis, MO 63131
Kelly, Julie Gerstmayr	12555 Manchester Road	St. Louis, MO 63131
Kennedy, Michelle	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Kenneth R Cella, Jr Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Khanna, Rajit	12555 Manchester Road	St. Louis, MO 63131
Kieffer, Anthony Edward	12555 Manchester Road	St. Louis, MO 63131
Kiessling, Michael Scot	12555 Manchester Road	St. Louis, MO 63131
Kim and Amy Fetterhoff Family Trust	12555 Manchester Road	St. Louis, MO 63131
King, Jacqueline D	12555 Manchester Road	St. Louis, MO 63131
King, John Frederick	12555 Manchester Road	St. Louis, MO 63131
King, Jonathan David	12555 Manchester Road	St. Louis, MO 63131
Kingston, Jennifer S.	12555 Manchester Road	St. Louis, MO 63131
Kinports, Kevin Richard	12555 Manchester Road	St. Louis, MO 63131
Kinzinger, Rodney	12555 Manchester Road	St. Louis, MO 63131
Kirkham, Jeremy Earl	12555 Manchester Road	St. Louis, MO 63131
Klein-Swormink, Moira	12555 Manchester Road	St. Louis, MO 63131
Kloeppel Family Living Trust dated November 30, 2023	12555 Manchester Road	St. Louis, MO 63131
Klug, Daniel William	12555 Manchester Road	St. Louis, MO 63131
Knaus, Christina Ann	12555 Manchester Road	St. Louis, MO 63131
Knutson, Cole	12555 Manchester Road	St. Louis, MO 63131
Koestner, Eric Brian	12555 Manchester Road	St. Louis, MO 63131
Kranz, Cheryl Lee	12555 Manchester Road	St. Louis, MO 63131
Krenos, Adriane Patricia	12555 Manchester Road	St. Louis, MO 63131
Kristin M Johnson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kroll, Michele	12555 Manchester Road	St. Louis, MO 63131
Kruse, Christopher Stephen	12555 Manchester Road	St. Louis, MO 63131
LaGrone, Andrew Victor	12555 Manchester Road	St. Louis, MO 63131
Lake, Helen Rice	12555 Manchester Road	St. Louis, MO 63131
Lampi Joint Living Trust	12555 Manchester Road	St. Louis, MO 63131
Lane, Angela Louise	12555 Manchester Road	St. Louis, MO 63131
Lanigan, Neal J	12555 Manchester Road	St. Louis, MO 63131
Laughlin, Larry Steven	12555 Manchester Road	St. Louis, MO 63131
Laura B Ellenhorn Revocable Trust No 1	12555 Manchester Road	St. Louis, MO 63131
Laura V. Lear Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Lawless, Jason Richard	12555 Manchester Road	St. Louis, MO 63131
Lawrence, Robert James	12555 Manchester Road	St. Louis, MO 63131
Leclerc, Gabriel Yves	12555 Manchester Road	St. Louis, MO 63131
Lee, Ariel Jordan	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Leech Revocable Trust Dated August 18, 2015	12555 Manchester Road	St. Louis, MO 63131
Leer, Christian Erick	12555 Manchester Road	St. Louis, MO 63131
LeMaster, Robert William	12555 Manchester Road	St. Louis, MO 63131
Leone Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Leone, Umberto	12555 Manchester Road	St. Louis, MO 63131
Lewandowski Revocable Trust Dated July 26, 2018	12555 Manchester Road	St. Louis, MO 63131
Lewis, Brian Michael	12555 Manchester Road	St. Louis, MO 63131
Lichty, Tove Catherine	12555 Manchester Road	St. Louis, MO 63131
Lisa L Peel Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Lisa M. Dolan Revocable Living Trust dated January 23, 2023	12555 Manchester Road	St. Louis, MO 63131
Littlemore, Ryan	12555 Manchester Road	St. Louis, MO 63131
Locke, Kenneth M	12555 Manchester Road	St. Louis, MO 63131
Loofe, Thomas	12555 Manchester Road	St. Louis, MO 63131
Lounsbury, Jason	12555 Manchester Road	St. Louis, MO 63131
Lucas, Julie Barter	12555 Manchester Road	St. Louis, MO 63131
Lukan, Blair Monte	12555 Manchester Road	St. Louis, MO 63131
Lydon, Christopher	12555 Manchester Road	St. Louis, MO 63131
Mahajan, Anisha	12555 Manchester Road	St. Louis, MO 63131
Mahmood, Mansoor Syed	12555 Manchester Road	St. Louis, MO 63131
Mahmoud, Kelly Ditmore	12555 Manchester Road	St. Louis, MO 63131
Mahoney, Michael Charles	12555 Manchester Road	St. Louis, MO 63131
Malchar, Samuel Mark	12555 Manchester Road	St. Louis, MO 63131
Malich, Michael	12555 Manchester Road	St. Louis, MO 63131
Malik, Hasan	12555 Manchester Road	St. Louis, MO 63131
Malley, Christian Paul	12555 Manchester Road	St. Louis, MO 63131
Manchester, Sarah Jean	12555 Manchester Road	St. Louis, MO 63131
Mark Nevermann Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Mark S Hilde Revocable Trust No 102	12555 Manchester Road	St. Louis, MO 63131
Mark S. Ellison Living Trust	12555 Manchester Road	St. Louis, MO 63131
Marrero, Lesley Catherine	12555 Manchester Road	St. Louis, MO 63131
Maroon, Christina Louise	12555 Manchester Road	St. Louis, MO 63131
Marshall, Scott Douglas	12555 Manchester Road	St. Louis, MO 63131
Matthew E. Johnson Trust dated November 19, 2021	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Maune, Travis Brian	12555 Manchester Road	St. Louis, MO 63131
McBride, Kimberly Renee'	12555 Manchester Road	St. Louis, MO 63131
McCabe, Michael Joseph	12555 Manchester Road	St. Louis, MO 63131
McConnachie, Stuart	12555 Manchester Road	St. Louis, MO 63131
McCooey, Kristen Lee	12555 Manchester Road	St. Louis, MO 63131
McDaniel Family Trust	12555 Manchester Road	St. Louis, MO 63131
McGhee, Alexander Smith	12555 Manchester Road	St. Louis, MO 63131
McElhaney Jr, Jeffrey Alan	12555 Manchester Road	St. Louis, MO 63131
McKiel Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
McSwain, Randle Mathes	12555 Manchester Road	St. Louis, MO 63131
Meghji, Nawaaz	12555 Manchester Road	St. Louis, MO 63131
Melanie L. Boehne Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Melhouse, Rusty Allen	12555 Manchester Road	St. Louis, MO 63131
Meno, Geoffrey Vanderzicht	12555 Manchester Road	St. Louis, MO 63131
Messina, John	12555 Manchester Road	St. Louis, MO 63131
Michael S. Mack and Elizabeth J. Mack Living Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Miller, Daniel Thomas	12555 Manchester Road	St. Louis, MO 63131
Miller, Laurie Lynne	12555 Manchester Road	St. Louis, MO 63131
Mitchell, Kent Lee	12555 Manchester Road	St. Louis, MO 63131
Mitchell, Kyle Martin	12555 Manchester Road	St. Louis, MO 63131
Moles, Brian Edward Roland	12555 Manchester Road	St. Louis, MO 63131
Moran, Jarod Michael	12555 Manchester Road	St. Louis, MO 63131
Morgan, Tara	12555 Manchester Road	St. Louis, MO 63131
Morris, Carla Marie	12555 Manchester Road	St. Louis, MO 63131
Morrison, Sam Andrew	12555 Manchester Road	St. Louis, MO 63131
Moseley, Christine Elizabeth	12555 Manchester Road	St. Louis, MO 63131
Mouw, Jeromy John	12555 Manchester Road	St. Louis, MO 63131
Mozer, Robert Walter	12555 Manchester Road	St. Louis, MO 63131
Mulligan, Devon Christopher	12555 Manchester Road	St. Louis, MO 63131
Munoz, Jason	12555 Manchester Road	St. Louis, MO 63131
Murock, Scott A.	12555 Manchester Road	St. Louis, MO 63131
Nance, Aaron	12555 Manchester Road	St. Louis, MO 63131
Nance, Jonathan	12555 Manchester Road	St. Louis, MO 63131
Nancy J. Erickson Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Nehoray, Michael	12555 Manchester Road	St. Louis, MO 63131
Nelson, Erik Christian	12555 Manchester Road	St. Louis, MO 63131
Nelson, Troy Michael	12555 Manchester Road	St. Louis, MO 63131
Newton, Derick Troy	12555 Manchester Road	St. Louis, MO 63131
Ninedorf, Nicholas Richard	12555 Manchester Road	St. Louis, MO 63131
Nino, Jessica Claire	12555 Manchester Road	St. Louis, MO 63131
Norton, Corey Patrick	12555 Manchester Road	St. Louis, MO 63131
O'Malley, David Peter	12555 Manchester Road	St. Louis, MO 63131
Osterhout, Nathanial Jacob	12555 Manchester Road	St. Louis, MO 63131
Palazzo, Rose Mary	12555 Manchester Road	St. Louis, MO 63131
Papciak, Brent	12555 Manchester Road	St. Louis, MO 63131
Park, Bonnie Christine	12555 Manchester Road	St. Louis, MO 63131
Parker-Klimpel, Andrew Thomas Hall	12555 Manchester Road	St. Louis, MO 63131
Peacock, Dakota	12555 Manchester Road	St. Louis, MO 63131
Pemberton, Joel Robert	12555 Manchester Road	St. Louis, MO 63131
Perry, Ashleigh Kristina	12555 Manchester Road	St. Louis, MO 63131
Perry, James P	12555 Manchester Road	St. Louis, MO 63131
Peterson, Benjamin David	12555 Manchester Road	St. Louis, MO 63131
Phillips, Douglas	12555 Manchester Road	St. Louis, MO 63131
Pina Family Trust	12555 Manchester Road	St. Louis, MO 63131
Ping, Ryan	12555 Manchester Road	St. Louis, MO 63131
PJ Dinkel Living Trust	12555 Manchester Road	St. Louis, MO 63131
Plaskett Jr, James William	12555 Manchester Road	St. Louis, MO 63131
Poduch, Amy Marie	12555 Manchester Road	St. Louis, MO 63131
Pohlmeier, Laurelyn Gross	12555 Manchester Road	St. Louis, MO 63131
Poole, Patrick Eric	12555 Manchester Road	St. Louis, MO 63131
Pope, Randall Edward	12555 Manchester Road	St. Louis, MO 63131
Pounds, Britt Alan	12555 Manchester Road	St. Louis, MO 63131
Pritchett Community Property Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Pritchett, Lindsay	12555 Manchester Road	St. Louis, MO 63131
Prodanovic, Nikica	12555 Manchester Road	St. Louis, MO 63131
Prucha Living Trust	12555 Manchester Road	St. Louis, MO 63131
Puckett, Christopher Clayton	12555 Manchester Road	St. Louis, MO 63131
Purdy Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Puzniak, Mieka Nicole	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Rachel I Meier and Scott P Meier Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Ratermann, Ryan Edwin	12555 Manchester Road	St. Louis, MO 63131
Reed, Scott	12555 Manchester Road	St. Louis, MO 63131
Rehmann Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Reif-Caplan, Jessica	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Christopher C. Lee and Sei J. Lee	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Kevin P. Adams dated November 11, 2021, and as subsequently amended	12555 Manchester Road	St. Louis, MO 63131
Reynolds, Lance Michael	12555 Manchester Road	St. Louis, MO 63131
Rideout, Christopher Neal	12555 Manchester Road	St. Louis, MO 63131
Rice, Trevor Andrew	12555 Manchester Road	St. Louis, MO 63131
Richardson, Ryan Don	12555 Manchester Road	St. Louis, MO 63131
Ridgeway, Kristie Lee	12555 Manchester Road	St. Louis, MO 63131
Riggin, Andrew Nicholas	12555 Manchester Road	St. Louis, MO 63131
Rinke, Chad Patrick	12555 Manchester Road	St. Louis, MO 63131
Rivard, Jonathan Alexander	12555 Manchester Road	St. Louis, MO 63131
RLS Trust	12555 Manchester Road	St. Louis, MO 63131
Robbins, Eric Michael	12555 Manchester Road	St. Louis, MO 63131
Robert and Michelle Wood Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Robert Todd Eaker Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Robertson, Lauren	12555 Manchester Road	St. Louis, MO 63131
Robinson, David Mark	12555 Manchester Road	St. Louis, MO 63131
Robinson, Gregory	12555 Manchester Road	St. Louis, MO 63131
Robson, Ryan Timothy	12555 Manchester Road	St. Louis, MO 63131
Rodriguez, Kevin W	12555 Manchester Road	St. Louis, MO 63131
Rosendahl, David Erick	12555 Manchester Road	St. Louis, MO 63131
Roy, Erin Joanne	12555 Manchester Road	St. Louis, MO 63131
Roy, Sara Katherine	12555 Manchester Road	St. Louis, MO 63131
Rueschhoff, Steven J	12555 Manchester Road	St. Louis, MO 63131
Ruest, Justin Paul	12555 Manchester Road	St. Louis, MO 63131
Ryan and Breanne Ten Have Trust	12555 Manchester Road	St. Louis, MO 63131
Rygmyr, Adym W	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

S & J Dechant Living Trust	12555 Manchester Road	St. Louis, MO 63131
Sarah R. Nikle Living Trust	12555 Manchester Road	St. Louis, MO 63131
Satterfield, Joshua	12555 Manchester Road	St. Louis, MO 63131
Sceiford, Michael Richard	12555 Manchester Road	St. Louis, MO 63131
Schaeperkoetter, Seth Alan	12555 Manchester Road	St. Louis, MO 63131
Schafer, Kevin	12555 Manchester Road	St. Louis, MO 63131
Schmitz Qualified Spousal Trust	12555 Manchester Road	St. Louis, MO 63131
Schneck, Eric Lawrence	12555 Manchester Road	St. Louis, MO 63131
Scott A Miller and Monica J Miller Qualified Spousal Trust	12555 Manchester Road	St. Louis, MO 63131
Sean and Paige Tamm Trust	12555 Manchester Road	St. Louis, MO 63131
Shaffer, William Kevin	12555 Manchester Road	St. Louis, MO 63131
Sharp, Jason	12555 Manchester Road	St. Louis, MO 63131
Sherwood, Steven Francis	12555 Manchester Road	St. Louis, MO 63131
Sing, Michelle Oh	12555 Manchester Road	St. Louis, MO 63131
Shore, Jeffrey	12555 Manchester Road	St. Louis, MO 63131
Sievert, Christopher John	12555 Manchester Road	St. Louis, MO 63131
Simmons, Brandy Lynn	12555 Manchester Road	St. Louis, MO 63131
Skolfield, Emery Rallond	12555 Manchester Road	St. Louis, MO 63131
Smith Family Trust	12555 Manchester Road	St. Louis, MO 63131
Snider, Nikki Little	12555 Manchester Road	St. Louis, MO 63131
Snodgrass, Jon Michael	12555 Manchester Road	St. Louis, MO 63131
Soto Jr, Victor Manuel	12555 Manchester Road	St. Louis, MO 63131
Spangler, Ashley Renae	12555 Manchester Road	St. Louis, MO 63131
Spicer, Justin Thomas	12555 Manchester Road	St. Louis, MO 63131
Spilsbury, Landon	12555 Manchester Road	St. Louis, MO 63131
Spires, David Wayne	12555 Manchester Road	St. Louis, MO 63131
Spriggs, Emily Jo	12555 Manchester Road	St. Louis, MO 63131
Springman, Daniel Lee	12555 Manchester Road	St. Louis, MO 63131
Sprunger, Briana Leigh	12555 Manchester Road	St. Louis, MO 63131
Stacie A. Owens Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Stansbury, Audrey	12555 Manchester Road	St. Louis, MO 63131
Staten, Christopher Wayne	12555 Manchester Road	St. Louis, MO 63131
Steffens, Kristen	12555 Manchester Road	St. Louis, MO 63131
Stephen and Jennifer Homan Family Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Stephens, Mollie Marie	12555 Manchester Road	St. Louis, MO 63131
Steven J Kuehl Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Stodola, Amy	12555 Manchester Road	St. Louis, MO 63131
Stotler, Jeffrey Richard	12555 Manchester Road	St. Louis, MO 63131
Strawson, Matt Spencer	12555 Manchester Road	St. Louis, MO 63131
Streeter, Andrew M	12555 Manchester Road	St. Louis, MO 63131
Stutz, Douglas	12555 Manchester Road	St. Louis, MO 63131
Suarez Family Trust	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Amy Marie	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Andrew	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Scott Stephen	12555 Manchester Road	St. Louis, MO 63131
Susanne Thalman Living Trust	12555 Manchester Road	St. Louis, MO 63131
Swaffar, Tyler Preston	12555 Manchester Road	St. Louis, MO 63131
Swanson, Kelly Nicole	12555 Manchester Road	St. Louis, MO 63131
Swoboda, William Rodney	12555 Manchester Road	St. Louis, MO 63131
Tayet, Brent	12555 Manchester Road	St. Louis, MO 63131
Taylor, Christopher Scott	12555 Manchester Road	St. Louis, MO 63131
Taylor, Joshua Thomas	12555 Manchester Road	St. Louis, MO 63131
Taylor, Matthew Allen	12555 Manchester Road	St. Louis, MO 63131
Tefft, Kyle Nathan	12555 Manchester Road	St. Louis, MO 63131
The Adam Thomas Poff Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Albritton Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Angelo Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Aubrey Trust	12555 Manchester Road	St. Louis, MO 63131
The Bison Trust	12555 Manchester Road	St. Louis, MO 63131
The Brown Family 2021 Trust	12555 Manchester Road	St. Louis, MO 63131
The Carla M. Palamone Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Charles C Orban Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher F and Martha M Wallen Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher M Langley and Kelly M Langley Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Dwyer Joint Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Hill Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Holland Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Ivan W. Snapp and Danielle G.	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Snapp Revocable Trust
The Jasen Steven Biro-Suvanapraphai and Tanya Dawn Ranchigoda Joint Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Jeffery & Joyce Guebert Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Jewett Family Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Joanna F. Carr Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Ladner Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Lauck Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Leon and Amy Anderson Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Magnolia Trust	12555 Manchester Road	St. Louis, MO 63131
The McRae Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Michael & Judy Eckholt Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Mittica Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The O'Brien Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Okwuraiwe Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Padilla Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Payne Family Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Pennino Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Penny Pennington Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Rea Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Rick Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Schmidt Happens Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Scott A Atkinson and Sandra K Atkinson Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Scott K. and Carrie Smith Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Scott Lawrence Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Sims Family Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Tipper Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Turbush Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Theis, Bryan	12555 Manchester Road	St. Louis, MO 63131
Theodore H. Chiappini, Jr. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Tice, Joshua Neil	12555 Manchester Road	St. Louis, MO 63131
Timothy M Baldes and Courtney R Baldes Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Tisdale, Marshall-Ben B	12555 Manchester Road	St. Louis, MO 63131
Toner, Robert	12555 Manchester Road	St. Louis, MO 63131
Trankler, Donald Joseph	12555 Manchester Road	St. Louis, MO 63131
Turner, Lindsay Sharon	12555 Manchester Road	St. Louis, MO 63131
Tyrell, Nicholas James	12555 Manchester Road	St. Louis, MO 63131
Vagle, Michael James	12555 Manchester Road	St. Louis, MO 63131
VanDerKamp, Kristine Nicole	12555 Manchester Road	St. Louis, MO 63131
Vehring, Josh Taylor	12555 Manchester Road	St. Louis, MO 63131
Violette M. Hawkins Trust	12555 Manchester Road	St. Louis, MO 63131
Wallace, Scott Michael	12555 Manchester Road	St. Louis, MO 63131
Wang, Yi	12555 Manchester Road	St. Louis, MO 63131
Warrener, Ronda Lee	12555 Manchester Road	St. Louis, MO 63131
Wartsbaugh Jr, George Charles	12555 Manchester Road	St. Louis, MO 63131
Wartsbaugh, Kevin	12555 Manchester Road	St. Louis, MO 63131
Waters, Ryan Alexander	12555 Manchester Road	St. Louis, MO 63131
Webster, Trevor Ryan	12555 Manchester Road	St. Louis, MO 63131
Weindel, Scott	12555 Manchester Road	St. Louis, MO 63131
Wells, Bradley	12555 Manchester Road	St. Louis, MO 63131
Whelchel, Jeffery	12555 Manchester Road	St. Louis, MO 63131
Whicker, Catherine Johnson	12555 Manchester Road	St. Louis, MO 63131
Whitman, Justine Summer	12555 Manchester Road	St. Louis, MO 63131
Wicks Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Widhani, Hema	12555 Manchester Road	St. Louis, MO 63131
Widiker, Kevin Alex	12555 Manchester Road	St. Louis, MO 63131
Wilken, Jennifer Lynn	12555 Manchester Road	St. Louis, MO 63131
Williams, Eric Daniel	12555 Manchester Road	St. Louis, MO 63131
Williams, Isaac	12555 Manchester Road	St. Louis, MO 63131
Wilson, Jacqueline	12555 Manchester Road	St. Louis, MO 63131
Wilson, Kelly Renee	12555 Manchester Road	St. Louis, MO 63131
Wilson, Michael Brett	12555 Manchester Road	St. Louis, MO 63131
Winter, Loren	12555 Manchester Road	St. Louis, MO 63131
Wittig Living Trust	12555 Manchester Road	St. Louis, MO 63131
Wolfe, Darcy Irwin	12555 Manchester Road	St. Louis, MO 63131
Wood, Kelli Renee	12555 Manchester Road	St. Louis, MO 63131
Wulder, David John	12555 Manchester Road	St. Louis, MO 63131
Yang, Richard	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

York, Andrew Scott	12555 Manchester Road	St. Louis, MO 63131
Young, Todd Warren	12555 Manchester Road	St. Louis, MO 63131
Ytterberg, Eric Bradley	12555 Manchester Road	St. Louis, MO 63131
Zachary and Lisa Tarter 2015 Trust	12555 Manchester Road	St. Louis, MO 63131
Zanders, Dustin Holt	12555 Manchester Road	St. Louis, MO 63131
Zare, Raheem Kevin	12555 Manchester Road	St. Louis, MO 63131
Zeller, James	12555 Manchester Road	St. Louis, MO 63131
Zimmerman, Aaron Martin	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT B

Withdrawn General Partners:
Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Adam N. Hendrixson & Nicole E. Hendrixson Qualified Spousal Trust Dated June 4, 2020	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Adams, Rodney	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Altergott-Beirne Qualified Spousal Trust covered under agreement February 19, 2024, as amended or restated thereafter	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Andersen, Andrea Shelley	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Anthony P. Segalla Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Bertain, Lisa Murphy	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Besmer, Michael Joseph	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
BHB Family Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Bisbee, Peter Brian	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Broad, Michael Donald Charles	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Carroll, Douglas L	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Casper Family Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Castro, Daniel	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Chanod Jr, Patrick John	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Cowgill, James Matthew	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Daugherty, Elaine E	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Davidovici, Ilan	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Declaration of Trust of Mark A Eberlin	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Dolson, Andrea Barrett	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Dominy, Debra Diane	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Duenich, Stacie	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Eric J. and Cara L. Knox Joint Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Everett Jose Johnson Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Fannin, Roland Allen	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Fremont, Cynthia Ann	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Fritsche, Eric Robert	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Glynn, Tyler D	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Griesser, William	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Hansen, Jack Russell	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Hartley, Keith Edward	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Hayes, Allison Marie	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Henrikson, Kristopher Bjorn	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Irasa L. Downing Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
John M Keeley Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Johns, Tyler William	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Jonathan H Dahlstrom and Wanda E Dahlstrom Revocable Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Kantouth Family Trust dated December 11, 2019	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Katherine H. Sundararaman Revocable Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Kevin R Alm Revocable Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Kim B Hoffman Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
King, Elizabeth	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Kitchen, Jeffrey Wayne	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Knittel Family Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Koshy, Sunita	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Lagan, Jean-Luc	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Lam, Paul Wing-Yun	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
LaQuinta, Francis T	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Lena Haas Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Loftus, Gavin James	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Lori A Nay Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Lynette D McCloud Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Mary Patricia Brown Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Matthew D Collins Revocable Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Michael R Valley Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Michelman, Jeremy Leland	12/31/2025	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Moses, Margaret Millin	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Neil R Draxler Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Niebuhr, Kurt Michael	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
O'Connor, David Michael	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Ozgenc, Deniz	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Peacock Family Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Reau, Jeffery Tillman	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Reed, Sarah Elizabeth	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Reese, Steven Alan	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Regan, Glenn T.	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Robert E Zaun Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Roncadin, Matthew	12/1/2025	12555 Manchester Road	St. Louis, MO 63131
Sales, Mary Christine	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Sean E. Dudley Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Singer, Robert George	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Sneed, Patrick B	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Steven and Angela Jones Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Steven G Carani Revocable Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Swanson, William Rauber	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Talley, James	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
The Aven Joint Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
The Carlson Family Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
The Christopher Sims Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
The Joel and Gail Childs Joint Living Trust Dated October 5, 2022	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
The Kellie T. Wise Revocable Trust dated December 18, 2023	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
The Steven C Melichar Revocable Living Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Thoma, Scott Austin	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Thomas C Kersting and Laura M Kersting Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Thomas R. and Hollie A. Revocable Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Toolan, Zariel	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Vieth Family Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Villa, Christopher	12/31/2025	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Wayne A Roberts and Melissa C Roberts 2004 Trust	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
White, Justin	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Williams, Amy L	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Williamson, Jon	12/31/2025	12555 Manchester Road	St. Louis, MO 63131
Wylie, Mark Ryan	12/31/2025	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:
Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Armstrong, Robyn Kathryn	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Austin, Luke Tyler	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Bare, Brian Matthew	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Blocker III, Ananias	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Boudreau, Nicholas Vincent	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Case, Russell Thomas	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Collins Revocable Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Conlon, Traci L	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
da Mata, Liz	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Derrick, Jonathan	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Elkins, Rachel Ann	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Emaus, Shane	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Engert Jr, Robert Scott	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Gates, Katie Ann	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Gernetzke, Mary Deanne	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Giljum, Scott Andrew	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Grutkoski, Tia Renee	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hale, Brittany Lynn	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hartog, Anna	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hawley Jr, David Michael	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Heimbach, Kimberly Irene	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Henderson, Bryn Michael	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Jacobson, Keanan	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Jay and J'nai Wallace Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Jeffrey R. Bell and Amy H. Bell Revocable Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Joel and Jennifer Mille Family Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Jon C. & Lorie B. Albright Joint Living Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Kiessling, Michael Scot	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
King, John Frederick	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
King, Jonathan David	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Kruse, Christopher Stephen	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
LaGrone, Andrew Victor	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Laughlin, Larry Steven	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Lewis, Brian Michael	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Mitchell, Kyle Martin	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Moles, Brian Edward Roland	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Moran, Jarod Michael	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Morrison, Sam Andrew	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Mulligan, Devon Christopher	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Murock, Scott A.	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Norton, Corey Patrick	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Ratermann, Ryan Edwin	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Rodriguez, Kevin W	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Ryan and Breanne Ten Have Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Sing, Michelle Oh	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Snider, Nikki Little	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Spires, David Wayne	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Sprunger, Briana Leigh	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Stephens, Mollie Marie	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Strawson, Matt Spencer	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Lauck Family Trust	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
VanDerKamp, Kristine Nicole	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Waters, Ryan Alexander	1/1/2026	12555 Manchester Road	St. Louis, MO 63131
Widiker, Kevin Alex	1/1/2026	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.